(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
May 31, 2002


Merrill Lynch
Short Term
U.S. Government
Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Short Term U.S. Government Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.


Proxy Results

During the six-month period ended May 31, 2002, Merrill Lynch Short
Term U.S. Government Fund, Inc.'s shareholders voted on the following proposal. The proposal was approved at the shareholders' meeting on April 15, 2002. A description of the proposal and number of shares voted are as follows:


                                                                      Shares Voted    Shares Withheld
                                                                          For           From Voting
1. To elect the Fund's Board of Directors:    Terry K. Glenn            19,781,952        1,051,188
                                              James H. Bodurtha         19,826,739        1,006,401
                                              Joe Grills                19,831,099        1,002,041
                                              Herbert I. London         19,829,084        1,004,056
                                              Andre F. Perold           19,830,138        1,003,002
                                              Roberta Cooper Ramo       19,813,777        1,019,363
                                              Robert S. Salomon, Jr.    19,821,532        1,011,608
                                              Melvin R. Seiden          19,822,814        1,010,326
                                              Stephen B. Swensrud       19,829,203        1,003,937


Merrill Lynch Short Term U.S. Government Fund, Inc.,
May 31, 2002


DEAR SHAREHOLDER


Fiscal Year in Review
For the 12 months ended May 31, 2002, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +6.52%, +5.89%, +5.99% and +6.30% respectively. (Fund results shown do not reflect sales charges. Complete performance information can be found on pages 4 - 6 of this report to shareholders.) Investment performance was in line with its benchmark, the unmanaged Salomon Smith Barney
(SSB) 1 - 3 Year Treasury Index, which had a return of +6.11% for the same period. Furthermore, the Fund also outperformed the SSB 6-Month Treasury Bill Index, which had a return of +3.00%. In a period where two-year US Treasury yields declined by 1% to 3.19%, our primary investment strategy focused on generating solid total rate of return performance by maintaining an attractive dividend yield in a relatively low interest rate environment. In that regard, we emphasized US agency mortgage-backed securities (MBS) as a core portfolio holding because of their significant yield advantages over US Treasury securities.

Shortly after the tragic events of September 11, 2001, MBS performance lagged as sharply declining interest rates caused mortgage refinancing activity to reach record levels (during periods of high refinancing activity, MBS typically lag similar duration fixed rate securities on a price basis, because of the principal of the MBS being returned at par). However, since the beginning of 2002, MBS yield spreads narrowed approximately 40 basis points (0.40%), allowing the MBS sector to perform exceptionally well on a total rate of return basis. As a result, this strategy allowed us to generate an attractive portfolio yield relative to other high-quality, short-term investments and deliver solid investment performance as well.


Economic Environment
The US economic recovery appears to be underway, as gross domestic product (GDP) growth reportedly rose 6.1% in the first quarter of 2002, up from just a 1.7% rate in the fourth quarter of 2001. Strong consumer demand and declining inventory liquidation were the primary catalysts behind first quarter growth, each adding 2.4% and 3.4%, respectively, to gross domestic product. Nonetheless, concerns remain over the sustainability of GDP growth.

During the 12-month period ended May 31, 2002, the US labor market remained sluggish. Although the unemployment rate in May 2002 declined to 5.8% from 6%, the four-month trend clearly shows no improvement. Interestingly, the number of workers continuing to draw unemployment benefits is 3.8 million, close to a 19-year high. Meanwhile, the corporate sector continues to struggle. Although corporate profitability is improving, it still remains below pre-recession levels. Furthermore, corporate governance issues are drawing more attention in both the equity and bond markets as accounting and past business practices are coming under greater scrutiny. In addition, the languishing equity market and potential threat of future terrorist activities continue to cast a dark shadow over the prospects of a quick economic recovery.

On the positive side, the US housing market, buoyed by low mortgage rates, remains vigorous. The Mortgage Bankers Association Purchase Index, a proxy indicator of impending home sales, reached an all time high in May 2002. More importantly, home price appreciation remains strong. According to the Office of Federal Housing Enterprise Oversight, home prices on average rose 6.05% in the United States during the 12-month period ended March 31, 2002. Coupled with low mortgage rates, homeowners were able to pull some of the equity out of their homes through cash-out refinancing activity. As a result, this was the primary stimulus for rising consumer confidence levels. In addition, current inflationary pressures are virtually non-existent and prospects remain favorable for continued low inflation. The core consumer price and core producer price indexes were up just 2.5% and 0.1%, respectively, on a year-over-year basis through April 2002 and are trending downward. Furthermore, the capital-spending boom in the 1990s created excess capacity in the goods-producing sector. As a result, current capacity utilization rates remain well below inflationary thresholds. Finally, with unemployment levels still high, worker leverage for higher wages is limited, thus, rising wage pressures should be minimal.

We expect the US economy to continue to improve, but at a more gradual pace over the remainder of the year as corporate excesses still need to be unwound. Although a worsening trade deficit and weakness in the US dollar could exert pressure on the Federal Reserve Board to raise interest rates sooner than anticipated, we believe with unemployment remaining high and inflation in check, the Federal Reserve Board is likely to remain patient and refrain from raising interest rates until the fourth quarter of 2002 at the earliest. However, we still believe interest rates will be higher in six months.


Portfolio Matters
The six-month period ended May 31, 2002 was positive for short-term bond investors as two-year US Treasury yields declined (0.36%) to 3.19%. Although the Federal Reserve Board left the Federal Funds rate unchanged since December 2001 and shifted its monetary policy bias to neutral, the US Treasury yield curve continues to remain steep by historical standards. As a result, our investment strategy during the period focused on generating an attractive portfolio yield relative to comparable high-quality, short-term investment alternatives such as US Treasury bills, certificates of deposit and money market funds.

We accomplished this goal by increasing our investment in US Government agency MBS to 56% of net assets. This proved beneficial to the Fund's overall performance as MBS yield spreads narrowed by approximately 40 basis points to comparable US Treasury securities. MBS performed well for several reasons. First, their relatively higher yields in a steep yield curve environment brought tremendous demand from investors seeking attractive income. Second, prepayment speeds declined markedly (down 20% to 40%) and became less volatile since the beginning of the year, further improving the yield characteristics of premium priced MBS. Finally, bankruptcy and accounting irregularity problems within the corporate bond market caused massive crossover buying into the MBS sector.

Looking ahead, we remain cautiously optimistic. While we believe the Federal Reserve Board will keep monetary policy unchanged until at least the fourth quarter of 2002, making the environment conducive for continued strong MBS performance, we remain wary of an ultimately higher interest rate environment. As such, we are implementing a gradual shift to a more defensive portfolio structure. We began to increase our holdings of seasoned higher coupon MBS to limit duration extension risk. In addition, we expect to increase our holdings of floating rate securities. Finally, we expect to utilize futures contracts to hedge our exposure to rising interest rates.


In Conclusion
We thank you for your interest in Merrill Lynch Short Term U.S.
Government Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Theodore Magnani)
Theodore Magnani
Vice President and Co-Portfolio Manager



(Frank Viola)
Frank Viola
Co-Portfolio Manager



July 5, 2002



Merrill Lynch Short Term U.S. Government Fund, Inc.,
May 31, 2002


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 1%, declining to 0% after three years. In addition, Class B Shares are subject to a distribution fee of 0.30% and an account maintenance fee of 0.10%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.30% and an account maintenance fee of 0.10%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. A lower maximum sales charge was in effect prior to 10/21/94, thus actual returns for the periods since inception would have been higher.



Total Return
Based on a
$10,000
Investment


A line graph illustrating the growth of a $10,000 investment in ML Short Term U.S. Government Fund, Inc.++ Class A and Class C
Shares* compared to a similar investment in Salomon Smith Barney 1-3 Year Treasury Index++++. Values illustrated are as follows:


ML Short Term U.S. Government Fund, Inc.++
Class A Shares*

Date                              Value

10/21/1994**                    $ 9,900.00
May 1995                        $10,381.00
May 1996                        $11,046.00
May 1997                        $11,872.00
May 1998                        $12,544.00
May 1999                        $13,120.00
May 2000                        $13,745.00
May 2001                        $14,663.00
May 2002                        $15,619.00


ML Short Term U.S. Government Fund, Inc.++
Class C Shares*

Date                              Value

10/21/1994**                    $10,000.00
May 1995                        $10,447.00
May 1996                        $11,001.00
May 1997                        $11,717.00
May 1998                        $12,269.00
May 1999                        $12,728.00
May 2000                        $13,227.00
May 2001                        $14,035.00
May 2002                        $14,876.00


Salomon Smith Barney 1-3 Year Treasury Index++++


Date                              Value

10/21/1994**                    $10,000.00
May 1995                        $10,574.00
May 1996                        $11,135.00
May 1997                        $11,864.00
May 1998                        $12,692.00
May 1999                        $13,365.00
May 2000                        $13,915.00
May 2001                        $15,278.00
May 2002                        $16,212.00



A line graph illustrating the growth of a $10,000 investment in ML Short Term U.S. Government Fund, Inc.++ Class B and Class D
Shares* compared to a similar investment in Salomon Smith Barney 1-3 Year Treasury Index++++. Values illustrated are as follows:


ML Short Term U.S. Government Fund, Inc.++
Class B Shares*

Date                              Value

May 1992                        $10,000.00
May 1993                        $10,248.00
May 1994                        $10,327.00
May 1995                        $10,893.00
May 1996                        $11,475.00
May 1997                        $12,214.00
May 1998                        $12,806.00
May 1999                        $13,290.00
May 2000                        $13,816.00
May 2001                        $14,660.00
May 2002                        $15,523.00


ML Short Term U.S. Government Fund, Inc.++
Class D Shares*

Date                              Value

May 1992                        $ 9,900.00
May 1993                        $10,196.00
May 1994                        $10,327.00
May 1995                        $10,937.00
May 1996                        $11,583.00
May 1997                        $12,407.00
May 1998                        $13,077.00
May 1999                        $13,642.00
May 2000                        $14,241.00
May 2001                        $15,171.00
May 2002                        $16,127.00


Salomon Smith Barney 1-3 Year Treasury Index++++


Date                              Value

May 1992                        $10,000.00
May 1993                        $10,689.00
May 1994                        $10,910.00
May 1995                        $11,705.00
May 1996                        $12,326.00
May 1997                        $13,133.00
May 1998                        $14,049.00
May 1999                        $14,793.00
May 2000                        $15,402.00
May 2001                        $16,910.00
May 2002                        $17,943.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Short Term U.S. Government Fund, Inc., invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as mortgage-backed securities, including collateralized mortgage obligations and debt securities issued or guaranteed by government agencies. Under normal conditions, the Fund will seek to maintain a dollar-weighted average maturity of less than three years.
++++The Salomon Smith Barney 1-3 Year Treasury Index consists of all US Treasury Securities with a remaining average life of at least one year but less than three years. The starting date for the Index in the Class A and Class C Shares' graph is from 10/31/94.



Average Annual
Total Return


                                    % Return Without  % Return With
                                      Sales Charge    Sales Charge**
Class A Shares*

One Year Ended 3/31/02                     +5.26%         +4.21%
Five Years Ended 3/31/02                   +5.58          +5.37
Inception (10/21/94) through 3/31/02       +6.08          +5.93

*Maximum sales charge is 1%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 3/31/02                     +4.75%         +3.75%
Five Years Ended 3/31/02                   +4.80          +4.76
Ten Years Ended 3/31/02                    +4.41          +4.40

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 3/31/02                     +4.84%         +3.84%
Five Years Ended 3/31/02                   +4.80          +4.80
Inception (10/21/94) through 3/31/02       +5.25          +5.25

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                    % Return Without  % Return With
                                      Sales Charge    Sales Charge**
Class D Shares*

One Year Ended 3/31/02                     +5.15%         +4.10%
Five Years Ended 3/31/02                   +5.32          +5.11
Ten Years Ended 3/31/02                    +4.93          +4.83

*Maximum sales charge is 1%.
**Assuming maximum sales charge.



Merrill Lynch Short Term U.S. Government Fund, Inc.,
May 31, 2002


PERFORMANCE DATA (concluded)

Recent
Performance
Results*

                                                                                           Ten Years/
                                                             6-Month        12-Month    Since Inception   Standardized
As of May 31, 2002                                         Total Return   Total Return    Total Return    30-Day Yield
ML Short Term U.S. Government Fund, Inc. Class A Shares*      +2.14%          +6.52%        +57.78%           4.13%
ML Short Term U.S. Government Fund, Inc. Class B Shares*      +1.84           +5.89         +55.26            3.77
ML Short Term U.S. Government Fund, Inc. Class C Shares*      +1.93           +5.99         +48.76            3.77
ML Short Term U.S. Government Fund, Inc. Class D Shares*      +2.08           +6.30         +62.89            4.03

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's ten year/since inception periods are from 10/21/94 for Class A & Class C Shares and ten years for Class B & Class D Shares.


SCHEDULE OF INVESTMENTS                                                                                     (in US dollars)

                                  Face                                                                           Percent of
                                 Amount                         Issue                                    Value   Net Assets
            Adjustable Rate                 Fannie Mae:
            Obligations***   $ 2,849,877     5.704% due 12/01/2018                                    $   2,905,840    1.4%
                                 853,706     6% due 12/01/2021                                              912,500     0.4
                                 829,259     6.221% due 12/01/2021                                          855,141     0.4
                               9,757,664     2002-W2-AF1V, 1.93% due 3/25/2026                            9,750,784     4.6
                                            Freddie Mac:
                                 870,031     7.69% due 5/01/2015                                            930,934     0.4
                                 447,415     5.749% due 1/01/2016                                           454,755     0.2
                               2,061,060     5.565% due 1/01/2019                                         2,113,615     1.0
                               1,051,979     5.854% due 9/01/2019                                         1,087,197     0.5
                                 684,009     5.477% due 3/01/2020                                           702,417     0.4
                               6,973,372     5.617% due 6/01/2020                                         7,200,508     3.4
                                  58,337     6.345% due 8/01/2020                                            60,211     0.0
                               1,318,425     6.136% due 10/01/2023                                        1,361,122     0.7
                               1,412,799     5.732% due 8/01/2031                                         1,454,394     0.7
                               8,000,000    MBNA Master Credit Card Trust, 2001-A-A, 1.99% due
                                            7/15/2008**                                                   8,023,214     3.8

                                            Total Investments in Adjustable Rate Obligations
                                            (Cost--$37,688,760)                                          37,812,632    17.9


            Collateralized     2,145,171    Chase Mortgage Finance Corporation, 2001-S1-A2,
            Mortgage                        7.25% due 2/25/2031                                           2,171,540     1.0
            Obligations*                    Freddie Mac, REMIC (a):
                               2,000,000     1504-PM, 7% due 11/15/2006                                   2,120,238     1.0
                               2,000,000     1843-D, 7% due 9/15/2013                                     2,071,953     1.0
                                 875,786     2123-KA, 6.25% due 10/15/2023                                  908,063     0.4
                               1,680,634     2212-A, 7% due 4/15/2022                                     1,746,346     0.8
                               1,970,356    Prudential Home Mortgage Securities, 1994-3-A10,
                                            6.50% due 3/25/2009                                           2,000,837     1.0

                                            Total Investments in Collateralized Mortgage
                                            Obligations (Cost--$10,632,325)                              11,018,977     5.2


            Derivative         6,161,682    DLJ Mortgage Acceptance Corp., REMIC (a), 92-6-A1,
            Mortgage-Backed                 0.6421% due 7/25/2022                                            59,369     0.0
            Obligations (b)

                                            Total Investments in Derivative Mortgage-Backed
                                            Obligations (Cost--$275,374)                                     59,369     0.0


            Fixed Rate         5,000,000    Daimler Chrysler Auto Trust, 2001-B-A3, 4.85%
            Asset-Backed                    due 6/06/2005                                                 5,111,831     2.4
            Obligations**

                                            Total Investments in Fixed Rate Asset-Backed
                                            Obligations (Cost--$4,999,185)                                5,111,831     2.4


            Fixed Rate         5,000,000    CS First Boston Mortgage Securities Corporation,
            Mortgage-Backed                 2001-CF2-A2, 5.935% due 2/15/2034                             5,190,430     2.5
            Obligations*                    Fannie Mae:
                               4,909,458     5.50% due 2/01/2009 (c)                                      4,976,292     2.4
                               6,782,989     6% due 2/01/2009 (c)                                         6,934,016     3.3
                              10,032,418     6% due 9/01/2016 - 1/01/2017                                10,206,268     4.8
                               2,184,081     6.50% due 9/01/2006 (c)                                      2,246,384     1.1
                               2,999,999     6.50% due 11/01/2016                                         3,102,462     1.5
                               4,005,180     6.50% due 2/01/2029 - 9/01/2029                              4,082,612     1.9
                              12,696,462     7% due 3/01/2015 - 5/01/2016                                13,316,142     6.3
                               6,527,547     7% due 5/01/2029 - 4/01/2030                                 6,748,341     3.2
                              10,339,847     7.50% due 11/01/2026 - 6/01/2031                            10,841,322     5.1
                               4,408,084     8% due 11/01/2030 - 10/01/2031                               4,679,227     2.2
                               5,000,000     8% due TBA (d)                                               5,301,560     2.5
                                            Freddie Mac - Gold Program:
                              18,145,110     6.50% due 12/01/2015 - 10/01/2016                           18,776,839     8.9
                               4,952,396     6.50% due 4/01/2029 - 9/01/2030                              5,052,230     2.4
                               9,176,906     7% due 11/01/2015 - 12/01/2016                               9,624,858     4.6

                                            Total Investments in Fixed Rate Mortgage-Backed
                                            Obligations (Cost--$108,707,206)                            111,078,983    52.7


Merrill Lynch Short Term U.S. Government Fund, Inc.,
May 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                                                                         (in US dollars)

                                  Face                                                                           Percent of
                                 Amount                         Issue                                    Value   Net Assets
            US Government &  $ 2,000,000    Fannie Mae, 7% due 7/15/2005                              $   2,173,414    1.0%
            Agency                          Federal Home Loan Bank:
            Obligations        4,000,000     5.375% due 1/05/2004                                         4,140,388     2.0
                               5,000,000     5.125% due 3/06/2006                                         5,133,115     2.4
                               3,200,000    Freddie Mac, 7.375% due 5/15/2003                             3,348,313     1.6
                                            US Treasury Notes:
                               5,100,000     4.25% due 11/15/2003                                         5,206,983     2.5
                               5,300,000     5.25% due 5/15/2004                                          5,507,861     2.6
                               2,500,000     6.75% due 5/15/2005                                          2,711,915     1.3
                               2,000,000     7% due 7/15/2006                                             2,214,922     1.1

                                            Total Investments in US Government & Agency
                                            Obligations (Cost--$29,282,838)                              30,436,911    14.5


SHORT-TERM  Repurchase        19,600,000    Morgan Stanley & Co., Inc., purchased on 5/31/2002
SECURITIES  Agreements****                  to yield 1.78% to 6/03/2002                                  19,600,000     9.3

                                            Total Short-Term Securities (Cost--$19,600,000)              19,600,000     9.3


                                            Total Investments (Cost--$211,185,688)                      215,118,703   102.0
                                            Liabilities in Excess of Other Assets                       (4,234,314)   (2.0)
                                                                                                      -------------  ------
                                            Net Assets                                                $ 210,884,389  100.0%
                                                                                                      =============  ======

(a)Real Estate Mortgage Investment Conduits (REMIC).
(b)Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
(c)Represents balloon mortgages that amortize on a 30-year schedule and have seven-year maturities.
(d)Represents or includes a "to-be-announced" (TBA) transaction. The
Fund has committed to purchasing securities for which all specific information is not available at this time.
*Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the stated maturity.
**Asset-backed obligations are backed by notes or receivables against assets such as credit cards and autos.
***Adjustable Rate Obligations have coupon rates which reset periodically.
****Repurchase Agreements are fully collateralized by US Government
& Agency Obligations.

See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES


                As of May 31, 2002
Assets:         Investments, at value (identified cost--$211,185,688)                                         $ 215,118,703
                Cash                                                                                                 23,988
                Receivables:
                   Interest                                                               $   1,205,519
                   Capital shares sold                                                          409,164
                   Principal paydowns                                                           296,277           1,910,960
                                                                                          -------------
                Prepaid registration fees and other assets                                                           82,047
                                                                                                              -------------
                Total assets                                                                                    217,135,698
                                                                                                              -------------

Liabilities:    Payables:
                   Securities purchased                                                       5,283,646
                   Capital shares redeemed                                                      464,489
                   Dividends to shareholders                                                    246,629
                   Investment adviser                                                            48,118
                   Distributor                                                                   44,090           6,086,972
                                                                                          -------------
                Accrued expenses                                                                                    164,337
                                                                                                              -------------
                Total liabilities                                                                                 6,251,309
                                                                                                              -------------

Net Assets:     Net assets                                                                                    $ 210,884,389
                                                                                                              =============

Net Assets      Class A Common Stock, $.10 par value, 100,000,000 shares authorized                           $     342,934
Consist of:     Class B Common Stock, $.10 par value, 600,000,000 shares authorized                                 638,345
                Class C Common Stock, $.10 par value, 100,000,000 shares authorized                                 455,727
                Class D Common Stock, $.10 par value, 200,000,000 shares authorized                                 759,447
                Paid-in capital in excess of par                                                                223,810,432
                Undistributed investment income--net                                      $       1,329
                Accumulated realized capital losses on investments--net                    (19,056,840)
                Unrealized appreciation on investments--net                                   3,933,015
                                                                                          -------------
                Total accumulated losses--net                                                                  (15,122,496)
                                                                                                              -------------
                Net assets                                                                                    $ 210,884,389
                                                                                                              =============

Net Asset       Class A--Based on net assets of $33,042,450 and 3,429,343 shares
Value:                   outstanding                                                                          $        9.64
                                                                                                              =============
                Class B--Based on net assets of $61,227,225 and 6,383,453 shares
                         outstanding                                                                          $        9.59
                                                                                                              =============
                Class C--Based on net assets of $43,751,285 and 4,557,274 shares
                         outstanding                                                                          $        9.60
                                                                                                              =============
                Class D--Based on net assets of $72,863,429 and 7,594,465 shares
                         outstanding                                                                          $        9.59
                                                                                                              =============

See Notes to Financial Statements.


Merrill Lynch Short Term U.S. Government Fund, Inc.,
May 31, 2002


STATEMENT OF OPERATIONS


                For the Year Ended May 31, 2002
Investment      Interest                                                                                      $  10,064,313
Income:

Expenses:       Investment advisory fees                                                  $     722,295
                Account maintenance and distribution fees--Class B                              249,410
                Account maintenance and distribution fees--Class C                              124,268
                Accounting services                                                             122,562
                Professional fees                                                               104,461
                Registration fees                                                                75,832
                Transfer agent fees--Class B                                                     63,821
                Account maintenance fees--Class D                                                61,102
                Printing and shareholder reports                                                 56,805
                Transfer agent fees--Class D                                                     47,964
                Custodian fees                                                                   46,297
                Transfer agent fees--Class C                                                     27,871
                Directors' fees and expenses                                                     24,873
                Transfer agent fees--Class A                                                     20,873
                Pricing fees                                                                      8,618
                Other                                                                            23,505
                                                                                          -------------
                Total expenses before reimbursement                                           1,780,557
                Reimbursement of expenses                                                     (172,132)
                                                                                          -------------
                Total expenses after reimbursement                                                                1,608,425
                                                                                                              -------------
                Investment income--net                                                                            8,455,888
                                                                                                              -------------

Realized &      Realized loss on investments--net                                                                 (363,063)
Unrealized      Change in unrealized appreciation on investments--net                                             1,962,915
Gain (Loss) On                                                                                                -------------
Investments--   Total realized and unrealized gain on investments--net                                            1,599,852
Net:                                                                                                          -------------
                Net Increase in Net Assets Resulting from Operations                                          $  10,055,740
                                                                                                              =============

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      For the Year
                                                                                                      Ended May 31,
                Increase (Decrease) in Net Assets:                                             2002                 2001
Operations:     Investment income--net                                                    $   8,455,888       $   5,358,575
                Realized loss on investments--net                                             (363,063)           (771,638)
                Change in unrealized appreciation/depreciation on investments--net            1,962,915           2,028,999
                                                                                          -------------       -------------
                Net increase in net assets resulting from operations                         10,055,740           6,615,936
                                                                                          -------------       -------------

Dividends to    Investment income--net:
Shareholders:      Class A                                                                  (1,278,920)           (687,275)
                   Class B                                                                  (2,843,279)         (2,965,416)
                   Class C                                                                  (1,396,251)           (722,654)
                   Class D                                                                  (2,937,438)         (1,224,162)
                                                                                          -------------       -------------
                Net decrease in net assets resulting from dividends to shareholders         (8,455,888)         (5,599,507)
                                                                                          -------------       -------------

Capital Share   Net increase in net assets derived from capital share transactions           71,568,457          57,560,977
Transactions:                                                                             -------------       -------------

Net Assets:     Total increase in net assets                                                 73,168,309          58,577,406
                Beginning of year                                                           137,716,080          79,138,674
                                                                                          -------------       -------------
                End of year*                                                              $ 210,884,389       $ 137,716,080
                                                                                          =============       =============

                *Undistributed investment income--net                                     $       1,329                  --
                                                                                          =============       =============

See Notes to Financial Statements.


Merrill Lynch Short Term U.S. Government Fund, Inc.,
May 31, 2002


FINANCIAL HIGHLIGHTS

The following per share data and ratios                                                     Class A
have been derived from information
provided in the financial statements.
                                                                                   For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999         1998
Per Share       Net asset value, beginning of year            $    9.51    $    9.44    $    9.52    $    9.61    $    9.65
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:       Investment income--net                           .48          .54          .52          .53          .57
                   Realized and unrealized gain
                   (loss) on investments--net                       .13          .07        (.08)        (.09)        (.04)
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .61          .61          .44          .44          .53
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends from investment
                income--net                                       (.48)        (.54)        (.52)        (.53)        (.57)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $    9.64    $    9.51    $    9.44    $    9.52    $    9.61
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share                6.52%        6.68%        4.76%        4.59%        5.66%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses, net of reimbursement and
Average         excluding reorganization expenses                  .65%        1.00%         .95%         .92%         .92%
Net Assets:                                                   =========    =========    =========    =========    =========
                Expenses, net of reimbursement                     .65%        1.24%         .95%         .92%         .92%
                                                              =========    =========    =========    =========    =========
                Expenses                                           .73%        1.24%         .95%         .92%         .92%
                                                              =========    =========    =========    =========    =========
                Investment income--net                            4.91%        5.29%        5.50%        5.43%        5.93%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $  33,043    $  18,470    $   1,147    $     947    $   1,071
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               73.70%       84.18%       41.63%       48.76%       47.55%
                                                              =========    =========    =========    =========    =========



The following per share data and ratios                                                     Class B
have been derived from information
provided in the financial statements.
                                                                                   For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999         1998
Per Share       Net asset value, beginning of year            $    9.48    $    9.41    $    9.49    $    9.58    $    9.62
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:       Investment income--net                           .44          .49          .45          .46          .50
                   Realized and unrealized gain
                   (loss) on investments--net                       .11          .07        (.08)        (.09)        (.04)
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .55          .56          .37          .37          .46
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends from investment
                income--net                                       (.44)        (.49)        (.45)        (.46)        (.50)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $    9.59    $    9.48    $    9.41    $    9.49    $    9.58
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share                5.89%        6.11%        3.96%        3.78%        4.85%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses, net of reimbursement and
Average         excluding reorganization expenses                 1.05%        1.51%        1.73%        1.70%        1.70%
Net Assets:                                                   =========    =========    =========    =========    =========
                Expenses, net of reimbursement                    1.05%        1.73%        1.73%        1.70%        1.70%
                                                              =========    =========    =========    =========    =========
                Expenses                                          1.17%        1.73%        1.73%        1.70%        1.70%
                                                              =========    =========    =========    =========    =========
                Investment income--net                            4.56%        4.95%        4.72%        4.66%        5.19%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $  61,227    $  66,454    $  54,126    $  72,875    $  85,094
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               73.70%       84.18%       41.63%       48.76%       47.55%
                                                              =========    =========    =========    =========    =========



The following per share data and ratios                                                     Class C
have been derived from information
provided in the financial statements.
                                                                                   For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999         1998
Per Share       Net asset value, beginning of year            $    9.48    $    9.41    $    9.49    $    9.58    $    9.63
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:       Investment income--net                           .44          .49          .44          .45          .49
                   Realized and unrealized gain
                   (loss) on investments--net                       .12          .07        (.08)        (.09)        (.05)
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .56          .56          .36          .36          .44
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends from investment
                income--net                                       (.44)        (.49)        (.44)        (.45)        (.49)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $    9.60    $    9.48    $    9.41    $    9.49    $    9.58
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share                5.99%        6.11%        3.92%        3.74%        4.71%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses, net of reimbursement and
Average         excluding reorganization expenses                 1.05%        1.51%        1.75%        1.73%        1.74%
Net Assets:                                                   =========    =========    =========    =========    =========
                Expenses, net of reimbursement                    1.05%        1.74%        1.75%        1.73%        1.74%
                                                              =========    =========    =========    =========    =========
                Expenses                                          1.14%        1.74%        1.75%        1.73%        1.74%
                                                              =========    =========    =========    =========    =========
                Investment income--net                            4.49%        4.96%        4.70%        4.62%        5.15%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $  43,751    $  17,119    $  12,400    $   6,256    $   4,434
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               73.70%       84.18%       41.63%       48.76%       47.55%
                                                              =========    =========    =========    =========    =========


*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


Merrill Lynch Short Term U.S. Government Fund, Inc.,
May 31, 2002


FINANCIAL HIGHLIGHTS (concluded)

The following per share data and ratios                                                     Class D
have been derived from information
provided in the financial statements.
                                                                                   For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999         1998
Per Share       Net asset value, beginning of year            $    9.47    $    9.40    $    9.49    $    9.58    $    9.62
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:       Investment income--net                           .47          .53          .50          .51          .55
                   Realized and unrealized gain
                   (loss) on investments--net                       .12          .07        (.09)        (.09)        (.04)
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .59          .60          .41          .42          .51
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends from investment
                income--net                                       (.47)        (.53)        (.50)        (.51)        (.55)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $    9.59    $    9.47    $    9.40    $    9.49    $    9.58
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share                6.30%        6.53%        4.39%        4.32%        5.40%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses, net of reimbursement and
Average         excluding reorganization expenses                  .75%        1.12%        1.21%        1.17%        1.18%
Net Assets:                                                   =========    =========    =========    =========    =========
                Expenses, net of reimbursement                     .75%        1.36%        1.21%        1.17%        1.18%
                                                              =========    =========    =========    =========    =========
                Expenses                                           .83%        1.36%        1.21%        1.17%        1.18%
                                                              =========    =========    =========    =========    =========
                Investment income--net                            4.81%        5.25%        5.24%        5.18%        5.70%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $  72,863    $  35,673    $  11,466    $   9,408    $  19,193
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               73.70%       84.18%       41.63%       48.76%       47.55%
                                                              =========    =========    =========    =========    =========


*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Short Term U.S. Government Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select
Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded in the over-the-counter market are valued at the last available bid price or on the basis of yield equivalents as obtained from one or more dealers that make markets in such securities. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, that are traded on exchanges, are stated at market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and related options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margins and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time is was closed.



Merrill Lynch Short Term U.S. Government Fund, Inc.,
May 31, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--All or a portion of the Fund's net investment income is declared daily and paid monthly. Distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Dollar rolls--The Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $1,329 have been reclassified between undistributed investment income net and accumulated net realized capital losses and $7,495,145 has been reclassified between paid-in capital in excess of par and accumulated net realized capital loss. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid a monthly fee of .40%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has agreed to a voluntary waiver so that the total operating expenses will not exceed .65% for Class A Shares, 1.05% for Class B Shares, 1.05% for Class C Shares and .75% for Class D Shares. For the year ended May 31, 2002, MLIM earned fees of $722,295, of which $172,132 was waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                             Account
                           Maintenance      Distribution
                               Fee              Fee

Class B                        .10%             .30%
Class C                        .10%             .30%
Class D                        .10%               --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended May 31, 2002, MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                                               MLPF&S

Class D                                       $16,803


For the year ended May 31, 2002, MLPF&S received contingent deferred sales charges of $75,206 and $21,709 relating to transactions in Class B and Class C Shares, respectively.

For the year ended May 31, 2002, the Fund paid Merrill Lynch
Security Pricing Service, an affiliate of MLPF&S, $2,838 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended May 31, 2002, the Fund reimbursed MLIM $15,322 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2002 were $180,810,972 and $121,943,368, respectively.

Net realized losses for the year ended May 31, 2002 and net unrealized gains as of May 31, 2002 were as follows:


                                       Realized        Unrealized
                                        Losses           Gains

Long-term investments              $   (363,063)      $   3,933,015
                                   -------------      -------------
Total                              $   (363,063)      $   3,933,015
                                   =============      =============


As of May 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $3,933,015, of which $4,298,476 related to appreciated securities and $365,461 related to depreciated securities. The aggregate cost of investments at May 31, 2002 for Federal income tax purposes was $211,185,688.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $71,568,457 and $57,560,977 for the years ended May 31, 2002 and
May 31, 2001, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                              Dollar
Ended May 31, 2002                       Shares          Amount

Shares sold                            3,446,136      $  33,205,549
Shares issued to shareholders
in reinvestment of dividends              37,452            359,988
                                   -------------      -------------
Total issued                           3,483,588         33,565,537
Shares redeemed                      (1,995,952)       (19,234,460)
                                   -------------      -------------
Net increase                           1,487,636      $  14,331,077
                                   =============      =============



Class A Shares for the Year                              Dollar
Ended May 31, 2001                       Shares          Amount

Shares sold                              623,346      $   5,905,940
Shares issued resulting from
reorganization                         2,771,532         26,187,227
Shares issued to shareholders
in reinvestment of dividends               7,720             73,117
                                   -------------      -------------
Total issued                           3,402,598         32,166,284
Shares redeemed                      (1,582,473)       (15,037,598)
                                   -------------      -------------
Net increase                           1,820,125      $  17,128,686
                                   =============      =============



Class B Shares for the Year                              Dollar
Ended May 31, 2002                       Shares          Amount

Shares sold                            4,209,232      $  40,506,020
Shares issued to shareholders
in reinvestment of dividends             185,109          1,770,850
                                   -------------      -------------
Total issued                           4,394,341         42,276,870
Automatic conversion of shares       (2,452,976)       (23,510,837)
Shares redeemed                      (2,570,340)       (24,709,604)
                                   -------------      -------------
Net decrease                           (628,975)      $ (5,943,571)
                                   =============      =============



Class B Shares for the Year                              Dollar
Ended May 31, 2001                       Shares          Amount

Shares sold                            1,855,558      $  17,517,815
Shares issued resulting from
reorganization                         2,675,573         25,190,345
Shares issued to shareholders
in reinvestment of dividends             171,266          1,615,546
                                   -------------      -------------
Total issued                           4,702,397         44,323,706
Automatic conversion of shares         (248,780)        (2,344,196)
Shares redeemed                      (3,195,997)       (30,133,164)
                                   -------------      -------------
Net increase                           1,257,620      $  11,846,346
                                   =============      =============



Class C Shares for the Year                              Dollar
Ended May 31, 2002                       Shares          Amount

Shares sold                            4,066,460      $  39,121,510
Shares issued to shareholders
in reinvestment of dividends              68,994            660,424
                                   -------------      -------------
Total issued                           4,135,454         39,781,934
Shares redeemed                      (1,384,508)       (13,290,955)
                                   -------------      -------------
Net increase                           2,750,946      $  26,490,979
                                   =============      =============



Merrill Lynch Short Term U.S. Government Fund, Inc.,
May 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)



Class C Shares for the Year                              Dollar
Ended May 31, 2001                       Shares          Amount

Shares sold                              578,085      $   5,464,368
Shares issued resulting from
reorganization                           283,775          2,671,744
Shares issued to shareholders
in reinvestment of dividends              17,037            160,803
                                   -------------      -------------
Total issued                             878,897          8,296,915
Shares redeemed                        (390,960)        (3,687,052)
                                   -------------      -------------
Net increase                             487,937      $   4,609,863
                                   =============      =============



Class D Shares for the Year                              Dollar
Ended May 31, 2002                       Shares          Amount

Shares sold                            3,922,036      $  37,620,720
Automatic conversion of shares         2,454,774         23,510,837
Shares issued to shareholders
in reinvestment of dividends             139,530          1,335,394
                                   -------------      -------------
Total issued                           6,516,340         62,466,951
Shares redeemed                      (2,687,790)       (25,776,979)
                                   -------------      -------------
Net increase                           3,828,550      $  36,689,972
                                   =============      =============



Class D Shares for the Year                              Dollar
Ended May 31, 2001                       Shares          Amount

Shares sold                              769,592      $   7,289,560
Shares issued resulting from
reorganization                         2,580,894         24,288,462
Automatic conversion of shares           248,886          2,344,196
Shares issued to shareholders
in reinvestment of dividends              72,646            685,669
                                   -------------      -------------
Total issued                           3,672,018         34,607,887
Shares redeemed                      (1,125,713)       (10,631,805)
                                   -------------      -------------
Net increase                           2,546,305      $  23,976,082
                                   =============      =============



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund partner withdrawals and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended May 31, 2002.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended May 31, 2002 and May 31, 2001 was as follows:


                                     5/31/2002           5/31/2001

Distributions paid from:
  Ordinary income                  $   8,455,888      $   5,599,507
  Net long-term capital gains                 --                 --
                                   -------------      -------------
Total taxable distributions        $   8,455,888      $   5,599,507
                                   =============      =============


As of May 31, 2002, the components of accumulated earnings (losses) on a tax basis were as follows:


Undistributed ordinary income--net                   $        1,329
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                             1,329
Capital loss carryforward                             (18,553,632)*
Unrealized gains--net                                   3,429,807**
                                                     --------------
Total accumulated losses--net                        $ (15,122,496)
                                                     ==============


*On May 31, 2002, the Fund had a net capital loss carryforward of $18,553,632, of which $4,771,290 expires in 2003, $4,673,110 expires in 2004, $251,490 expires in 2005, $5,459,968 expires in 2006,
$2,445,975 expires in 2007, $116,161 expires in 2008, $234,065 expires in 2009 and $601,573 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the deferral of post-October capital losses for tax purposes.



INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Short Term U.S. Government Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Short Term U.S. Government Fund, Inc. as of May 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Short Term U.S. Government Fund, Inc. as of May 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
July 12, 2002



IMPORTANT TAX INFORMATION (unaudited)


Of the ordinary income distributions paid by Merrill Lynch Short Term U.S. Government Fund, Inc. during the year ended May 31, 2002, 11.95% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.



Merrill Lynch Short Term U.S. Government Fund, Inc.,
May 31, 2002


OFFICERS AND DIRECTORS


                                                                                              Number of       Other
                                                                                            Portfolios in   Director-
                        Position(s)     Length                                               Fund Complex     ships
                            Held       of Time                                               Overseen by     Held by
Name, Address & Age      with Fund      Served  Principal Occupation(s) During Past 5 Years    Director      Director
Interested Director

Terry K. Glenn*            President   1999 to  Chairman, Americas Region since 2001,        127 Funds      None
800 Scudders Mill Road     and         present  and Executive Vice President since         184 Portfolios
Plainsboro, NJ 08536       Director             1983 of Fund Asset Management L.P.
Age: 61                                         ("FAM") and Merrill Lynch Investment
                                                Managers, L.P. ("MLIM"); President of
                                                Merrill Lynch Mutual Funds since 1999;
                                                President of FAM Distributors, Inc.
                                                ("FAMD") since 1986 and Director
                                                thereof since 1991; Executive Vice
                                                President and Director of Princeton
                                                Services, Inc. ("Princeton Services")
                                                since 1993; President of Princeton
                                                Administrators, L.P. since 1988;
                                                Director of Financial Data Services,
                                                Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



                                                                                              Number of       Other
                                                                                            Portfolios in   Director-
                        Position(s)     Length                                               Fund Complex     ships
                            Held       of Time                                               Overseen by     Held by
Name, Address & Age      with Fund     Served*  Principal Occupation(s) During Past 5 Years    Director      Director
Independent Directors

James H. Bodurtha          Director    1995 to  Director and Executive Vice President,        34 Funds      Berkshire
36 Popponesset Road                    present  The China Business Group, Inc. since       56 Portfolios    Holding
Cotuit, MA 02635                                1996.                                                       Corporation
Age: 58


Joe Grills                 Director    1994 to  Member of Committee on Investment of          25 Funds      Duke Man-
P.O. Box 98                            present  Employee Benefit Assets of the             52 Portfolios    agement
Rapidan, VA 22733                               Association for Financial Professional                      Company;
Age: 67                                         since 1986.                                                 Kimco
                                                                                                            Realty;
                                                                                                            Montpelier
                                                                                                            Foundation


Herbert I. London          Director    1987 to  John M. Olin Professor of Humanities,         34 Funds      Rose Hulman
2 Washington Square Village            present  New York University since 1993.            56 Portfolios    University;
New York, NY 10012                                                                                          Hudson
Age: 62                                                                                                     Institute;
                                                                                                            National
                                                                                                            Association
                                                                                                            of Scholars


Andre F. Perold            Director    1985 to  George Gund Professor of Finance and          34 Funds      Common-
Morgan Hall                            present  Banking, since 2000; Finance Area          56 Portfolios    Fund;
Soldiers Field                                  Chair since 1996.                                           Genbel
Boston, MA 02163                                                                                            Securities
Age: 49                                                                                                     Limited;
                                                                                                            Gensec
                                                                                                            Bank;
                                                                                                            Gensec
                                                                                                            Asset
                                                                                                            Manage-
                                                                                                            ment; Bull-
                                                                                                            dogresearch.
                                                                                                            com; Stock-
                                                                                                            back.com


Roberta Cooper Ramo        Director    1999 to  Shareholder, Modrall, Sperling, Roehl,        34 Funds      Coopers,
P.O. Box 2168                          present  Harris & Sisk, P.A. since 1993.            56 Portfolios    Inc.; ECMC
500 Fourth Street, N.W.                                                                                     Group
Albuquerque, NM 87103
Age: 59


Robert S. Salomon, Jr.     Director    1997 to  Principal of STI Management since 1994.       21 Funds      Common-
106 Dolphin Cove Quay                  present                                             39 Portfolios    Fund;
Stamford, CT 06902                                                                                          Investment
Age: 65                                                                                                     Management
                                                                                                            Workshop


Melvin R. Seiden           Director    1981 to  Retired.                                      21 Funds      Silbanc
780 Third Avenue,                      present                                             39 Portfolios    Properties,
Suite 2502                                                                                                  Ltd.
New York, NY 10017
Age: 71


Stephen B. Swensrud        Director    1983 to  Chairman, Fernwood Advisors since 1996.       25 Funds      International
88 Broad Street                        present                                             52 Portfolios    Mobile
2nd Floor                                                                                                   Communi-
Boston, MA 02110                                                                                            cations,
Age: 68                                                                                                     Inc.


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


Merrill Lynch Short Term U.S. Government Fund, Inc.,
May 31, 2002


OFFICERS AND DIRECTORS (concluded)

                        Position(s)     Length
                            Held       of Time
Name, Address & Age      with Fund     Served*    Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke           Vice          1993 to   First Vice President of FAM and MLIM since 1997 and Treasurer thereof
P.O. Box 9011             President     present   since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton, NJ 08543-9011  and           and       since 1999; Vice President of FAMD since 1999; Vice President of FAM
Age: 41                   Treasurer     1999 to   and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.
                                        present


Theodore J. Magnani       Vice          1994 to   Vice President of MLIM since 1992; Portfolio Manager of MLIM since 1990.
P.O. Box 9011             President     present
Princeton, NJ 08543-9011  and
Age: 39                   Co-Portfolio
                          Manager


Frank Viola               Co-Portfolio  2001 to   Director of MLIM and Portfolio Manager thereof since 1997; Treasurer
P.O. Box 9011             Manager       present   of Merrill Lynch Bank & Trust from 1996 to 1997.
Princeton, NJ 08543-9011
Age: 37


Bradley J. Lucido         Secretary     2002 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM
P.O. Box 9011                           present   from 1999 to 2002; Attorney with MLIM since 1995.
Princeton, NJ 08543-9011
Age: 36


*Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863